SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 27, 2007
                                                         -------------------


                         United Financial Bancorp, Inc.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


      Federal                          000-51369                 83-0395247
----------------------------      ---------------------      -------------------
(State or other jurisdiction      (Commission File No.)      (I.R.S. Employer
of incorporation)                                            Identification No.)


                                  95 Elm Street
                      West Springfield, Massachusetts              01089
                      -------------------------------              -----
               (Address of principal executive office)           (Zip code)


Registrant's telephone number, including area code:  (413) 787-1700
                                                     --------------



                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 X  Written communications pursuant to Rule 425 under the Securities
---
Act (17 CFR 230.425)
   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
---
240.14a-12)
   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
---
Act (17 CFR 240.14d-2(b))
   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
---
Act (17 CFR 240.13e-4 (c))

Item 8.01         Other Events.
                  -------------

     On November 27, 2007, United Financial Bancorp, Inc., a recently formed Maryland corporation (the "Company"), the proposed holding company for United Bank and successor company for United Financial Bancorp, Inc., a Federal corporation ("United Financial-Federal"), issued a press release announcing that it has completed the syndicated offering portion of its second step conversion.

     The Company also announced today that it anticipates that a total of 9,562,500 shares will be sold in the subscription offering, community offering and syndicated offering combined. In addition, upon the completion of the conversion and stock offering, each public stockholder of United Financial-Federal will receive 1.04056 shares of the Company's common stock in exchange for each of his or her shares of United Financial-Federal common stock. The Company also announced that it has received the regulatory, stockholder and depositor approvals necessary to complete the second-step conversion. The transaction is scheduled to close on December 3, 2007, at which time United Mutual Holding Company will cease to exist.

     A copy of the press release dated November 27, 2007, which provides additional information, is attached as Exhibit 99.1 to this report.

Item 9.01.                 Financial Statements and Exhibits.

        (a) Not Applicable.

        (b) Not Applicable.

        (c) Exhibits.

                  Exhibit No.              Description
                  -----------              -----------

                        99.1               Press release dated November 27, 2007

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              UNITED FINANCIAL BANCORP, INC.


DATE:  November 27, 2007                By: /s/ Richard B. Collins
       -----------------------------       -------------------------------------
                                           Richard B. Collins
                                           President and Chief Executive Officer

                                                                  Exhibit 99.1
                                                                  ------------